SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2007

Zagg Incorporated
(Exact name of registrant as specified in its charter)

Nevada	000-52211	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 South 500 West, Suite J Salt Lake City, Utah	84115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 263-0699

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On July 25, 2007 Zagg Incorporated issued a press release announcing that its common shares have been approved for trading in the Over-The-Counter Bulletin Board Market, which is sponsored by the National Association of Securities Dealers (NASD). Shares of the company’s common stock will begin trading today, July 25, 2007, with the new company symbol ZAGG.

A copy of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release of Zagg Incorporated, dated July 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zagg Incorporated

By:	/ s/ BRANDON T. O’BRIEN
Brandon T. O’Brien Chief Financial Officer
Date: July 25, 2007